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                                  Exhibit 10.3
                                  ------------
                                 THIRD AMENDMENT
                                 ---------------



                  THIRD AMENDMENT (the "Third Amendment") dated as of March 20, 1998 to the Guaranty Agreement dated as of October 1, 1990, as amended on February 15, 1994 and on October 31, 1997 (as amended, the "Guaranty Agreement"), among Retailer Funding Corporation (the "Company"), Keyboard Acceptance Corporation (formerly BPO Finance Corporation) ("KAC"), Baldwin Piano & Organ Company ("Baldwin") and General Electric Capital Corporation (the "Guarantor"). Except as otherwise defined herein, capitalized terms used herein and defined, either directly or by reference to the Purchase and Administration Agreement shall be used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Company, KAC, Baldwin and the Guarantor have entered into the Guaranty Agreement and now desire to amend certain provisions of the Guaranty Agreement;

                  NOW, THEREFORE, it is agreed:

                  1. Section 2(a) of the Guaranty Agreement is hereby amended by deleting the reference to "503(b)(xi)" and replacing the deleted language with a reference to "5.03(b)(xii)".

                  2. Section 3(a) of the Guaranty Agreement is hereby amended by deleting the reference to "503(a)(i)" and replacing the deleted language with a reference to "5.03(a)(1)(ii)".

                  3. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Guaranty Agreement.

                  4. This Third Amendment shall become effective (the "Third Amendment Effective Date") on the date on which the Company, KAC, Baldwin and GECC shall have each executed and delivered to the others a counterpart of this Third Amendment.

                  5. From and after the Third Amendment Effective Date, all references to the Guaranty Agreement in the Guaranty Agreement, each of the other Company Documents and each of the Seller Documents shall be deemed to be references to the Guaranty Agreement as amended hereby.

                  6. The parties hereto expressly agree and consent to any merger of the Company with and into Retailer Funding, L.L.C. ("RFLCC") and acknowledge and agree that from and after the date of any such merger RFLLC shall be the Company for all purposes of the Guaranty Agreement with all of the rights and obligations of the Company thereunder.

                  7. This Third Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of




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which shall constitute one and the same instrument.

                  8. This Third Amendment and the rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of New York.

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.



                                RETAILER FUNDING CORPORATION



                                By:/s/ William J. Mayer
                                  --------------------------------
                                    Name:    William J. Mayer
                                    Title:   Assistant Secretary



                                KEYBOARD ACCEPTANCE CORPORATION
                                    (formerly BPO Finance Corporation)



                                By:/s/ Perry H. Schwartz
                                  --------------------------------
                                    Name:    Perry H. Schwartz
                                    Title:   Executive Vice President and Chief
                                    Financial Officer

                                BALDWIN PIANO & ORGAN COMPANY



                                By:/s/ Perry H. Schwartz
                                  --------------------------------
                                    Name:    Perry H. Schwartz
                                    Title:   Executive Vice President and Chief
                                    Financial Officer



                                GENERAL ELECTRIC CAPITAL CORPORATION



                                By:/s/ Steven Kluger
                                  --------------------------------
                                    Name:    Steven Kluger
                                    Title:   Vice President

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